POINT WEST CAPITAL CORPORATION
                         ------------------------------

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN
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                         POINT WEST CAPITAL CORPORATION

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

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                                Table of Contents
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1.       Purpose ...........................................  1

2.       Definitions .......................................  1

3.       Shares Available under the Plan ...................  2

4.       Options ...........................................  3

5.       Transferability Restrictions ......................  4

6.       Adjustments .......................................  4

7.       Fractional Shares .................................  5

8.       Withholding Taxes .................................  5

9.       Certain Terminations of Employment, Hardship
         and Approved Leaves of Absence ....................  6

10.      Foreign Optionees .................................  6

11.      Administration of the Plan ........................  6

12.      Amendments and Other Matters ......................  7

13.      Limitation on Grants of Tax-Qualified Options .....  8






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                         POINT WEST CAPITAL CORPORATION
                         ------------------------------

                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN
                   -------------------------------------------

                   1. Purpose. The purpose of this Plan is to attract and retain
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directors  and officers and other  employees  of and  consultants  to Point West
Capital Corporation (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

                   2. Definitions. (a) As used in this Plan,
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                  "Board" means the Board of Directors of the Corporation.
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                   "Code" means the Internal Revenue Code of 1986, as amended
                    ----
from time to time.

                  "Committee"  means the committee or the Board, as the case may
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be, administering the Plan pursuant to the provisions of Section 11(a).

                  "Common  Shares"  means (i) shares of Common  Stock,  $.01 par
                   --------------
value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 6.

                  "Date of Grant" means the date  specified by the  Committee on
                   -------------
which a grant of an Option shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

                  "Exchange Act" means the  Securities  Exchange Act of 1934, as
                   ------------
amended from time to time.

                  "Incentive  Stock  Option" means an Option that is intended to
                   ------------------------
qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

                  "Management Objectives" means the achievement of a performance
                   ---------------------
objective or objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Optionee or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Optionee is employed. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Optionee and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.


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                  "Market  Value per Share"  means the fair market  value of the
                   -----------------------
Common Shares as determined by the Committee from time to time.

                  "Nonqualified Option" means an Option that is not intended to
                   -------------------
qualify as a Tax-qualified Option.

                  "Option"  means the right to purchase  Common  Shares from the
                   ------
Corporation upon the exercise of a Nonqualified Option or a Tax-qualified Option granted pursuant to Section 4.

                  "Optionee"  means a person who is selected by the Committee to
                   --------
receive an Option under this Plan and who (i) is at that time a director (including but not limited to a director who is not also an officer or employee of, or a consultant to, the Corporation or any Subsidiary) of the Corporation or any Subsidiary or an officer (including but not limited to an officer who is also a member of the Board) or other employee of, or a consultant to, the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

                  "Plan"  means the Point West Capital  Corporation  Amended and
                   ----
Restated 1995 Stock Option Plan, as the same may be amended from time to time. exercise of an Option.

                   "Option Price" means the purchase price payable upon the exercise of an option.

                  "Reload  Option"  means  an  additional  Option  automatically
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granted to an Optionee upon the exercise of Options pursuant to Section 4(e).

                  "Rule 16b-3" means Rule 16b-3, as promulgated and amended from
                   ----------
time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

                  "Subsidiary" means a corporation,  partnership, joint venture,
                   ----------
unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes
                                                 --------  -------
of determining whether any person may be an Optionee for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation directly or indirectly owns or controls more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

                  "Tax-qualified  Option"  means an Option  that is  intended to
                   ---------------------
qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

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                  (b)  As  used  in  this  Plan,   the  terms   "employed"   and
"employment" shall be deemed to refer to service as a nonemployee director or as a consultant, as well as to a traditional employment relationship, as the case may be.

                   3. Shares Available under the Plan. (a) Subject to Section 6,
                      -------------------------------
the number of Common Shares issued or transferred upon exercise of Options, plus the number of Common Shares covered by outstanding Options, shall not in the aggregate exceed 450,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. In connection with the issuance or transfer of Common Shares pursuant to the Plan, the Corporation may repurchase Common Shares in the open market or otherwise.

         (b) For purposes of this Section 3, any Common Shares subject to an Option that has been cancelled or terminated prior to exercise shall again be available for the grant of Options to the extent of such cancellation or termination.

                   4. Options.  The  Committee  may from time to time  authorize
                      -------
grants of Options to Optionees upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                  (a) Each grant shall specify the number of Common Shares to which the Option pertains.

                  (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that (i) the Option
                                       --------   -------
         Price per share of an Incentive Stock Option shall be equal to or greater than the Market Value per Share on the Date of Grant and (ii) the Option Price per Common Share shall be at least equal to the per share stated par value of the Common Shares.

                  (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Corporation, (ii) Common Shares which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

                  (d) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the


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         date of exercise  of the Option of some or all of the Common  Shares to which the exercise relates.

                  (e) On or after the Date of Grant of any Option, the Committee may provide for the automatic grant to the Optionee of Reload Options upon the exercise of Options including Reload Options for Common Shares or any other noncash consideration authorized under Section 4(c).

                  (f) Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

                  (g) Each grant shall specify the conditions, including as and to the extent determined by the Committee the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                  (h) Options granted pursuant to this Plan may be Nonqualified Options or Tax-qualified Options or combinations thereof.

                  (i) No Option granted pursuant to this Plan may be exercised more than 10 years from its Date of Grant.

                  (j) Each grant shall be evidenced by an agreement, which shall
         (i) be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee, (ii) contain such terms and provisions as the Committee may determine consistent with this Plan, and (iii) specify the manner in which the Options granted thereunder may be transferred and the persons entitled to exercise such Options. Any such agreement may provide that the Option evidenced thereby shall not be transferable except by will or the laws of descent and distribution.

                   5. Transferability  Restrictions.  Any grant of Options under
                      -----------------------------
this Plan may provide that all or any part of the Common Shares that are to be issued by the Corporation upon the exercise thereof shall be subject to further restrictions upon transfer.

                   6.  Adjustments.  The  Committee may make or provide for such
                       -----------
adjustments in the number of Common Shares covered by outstanding Options, the Option Prices per Common Share applicable


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to any such Options, and the kind of shares (including shares of another issuer)
covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees
that  otherwise  would  result  from  (a)  any  stock  dividend,   stock  split,
combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any Option that the holder of the Option may elect to receive an equivalent Option in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent Option. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 6.

                   7. Fractional  Shares.  The Corporation shall not be required
                      ------------------
to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

                   8.  Withholding  Taxes. To the extent that the Corporation is
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required to withhold federal,  state,  local or foreign taxes in connection with any payment made by an Optionee or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment that the Optionee or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. The Corporation and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.


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                   9. Certain Terminations of Employement, Hardship and Approved
                      ----------------------------------------------------------
Leaves  of  Absence.  Notwithstanding  any other  provision  of this Plan to the
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contrary,  in the  event of  termination  of  employment  by  reason  of  death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of an Optionee who holds an Option that is not immediately and fully exercisable, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including but not limited to waiving or modifying any limitation or requirement with respect to any Option under this Plan.

                   10. Foreign Optionees. In order to facilitate the granting of
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any Option, the Committee may provide for such special terms for Options granted to Optionees who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan; no such supplements, amendments, restatements or alternative versions shall include provisions that are inconsistent with the terms of this Plan as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

                   11.   Administration   of  the  Plan.  This  Plan  shall  be
                         ------------------------------
administered (i) by a committee of the Board that is comprised solely of two or more Non-Employee Directors (as that term is defined in Rule 16b-3) or (ii) at any time that such a committee does not exist and cannot be created, by the entire Board (in which case, all references in this Plan to the Committee shall refer to the Board).

                   (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

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                   12.  Amendments  and  Other  Matters.    (a) This Plan may be
                        -------------------------------
amended from time to time by the Committee;  provided,  however,  that except as
                                             --------   -------
provided in Section 6, no such amendment shall increase the number of Common Shares specified in Section 3(a).

                  (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Options granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Options hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option not been granted.

                  (c) The Committee may require any Optionee, as a condition to receiving an Option, to give written assurances in form and substance satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same and to such other effects as the Corporation and its counsel deem necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (d) Each grant of Options shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such grant of Options may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

                  (e) This Plan shall not confer upon any Optionee any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Optionee's employment or other service at any time.

                  (f) To the extent that any provision of this Plan would prevent any Option that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option; provided, however, that any
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such provision  shall remain in effect with respect to other Options,  and there shall be no further effect on any provision of this Plan.

                  (g) No Optionee  shall have any rights as a  stockholder  with
respect  to  Common  Shares   subject  to  an  Option  until  a  certificate  or
certificates representing such Common Shares has been issued.

                   13. Limitation on Grants of Tax-Qualified Options. No further
                       ---------------------------------------------
Tax-qualified Options shall be granted under this Plan after the later of (a) 10 years from the date on which this Plan is first approved by the Board or (b) 10 years from the date on which an amendment to this Plan that increases the maximum number of Common Shares specified in Section 3(a) is approved by the Board.


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